EXCELSIOR INCOME SHARES INC DEFC14A
Filing Date: 03/23/2001


1
2
3
4



 TYPE: DEFC14A
 SEQUENCE:  1


                          SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  [     ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[   ] Preliminary Proxy Statement     [  ]  Confidential, For Use of the
                                            Commission Only (as
                                            permitted
                                            by Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
                      EXCELSIOR INCOME SHARES, INC.
------------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)
                             Ralph W. Bradshaw
------------------------------------------------------------------------

   (Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 ______________________________________________________
          (4)    Proposed maximum aggregate value of transaction:
                 ______________________________________________________
          (5)    Total fee paid:_______________________________________
 [   ]     Fee paid previously with preliminary materials.



[   ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the
offsetting fee was paid previously.   Identify the previous filing by
registration statement number, or the form or schedule and the date of its filing.

       (1)   Amount previously paid:
             _______________________________________
       (2)   Form, Schedule or Registration Statement No.:
             _______________________________________
       (3)   Filing Party:
             _______________________________________
       (4)   Date Filed:
             _______________________________________

                     PROXY STATEMENT IN OPPOSITION
             TO SOLICITATION BY THE BOARD OF DIRECTORS OF
                     EXCELSIOR INCOME SHARES, INC.

                  ANNUAL MEETING OF STOCKHOLDERS
                     To be held on April 17, 2001

This proxy statement and the enclosed [GREEN] proxy card are being furnished to holders of record on February 20, 2001, (the "Record Date") of shares of common stock ("Common Stock") of the Excelsior Income Shares, Inc. (the "Fund") by Ralph W. Bradshaw (the "Soliciting Stockholder"), in connection with the solicitation of proxies by the Soliciting Stockholder for use at the 2001 Annual Meeting of the Fund to be held at the offices of the Fund located at 114 West 47th Street, 14B Floor, New York, New York 10036-1532 on April 17, 2001 at 11 a.m. (eastern time) and any adjournment
or adjournments hereof.   The Soliciting Stockholder is soliciting a proxy
to vote your shares at the 2001 Annual Meeting of Stockholders of the Fund and at any and all adjournments or postponements of the meeting.


INTRODUCTION

This proxy statement and the enclosed [GREEN] proxy card are first being sent to stockholders of the Fund on or about March 23, 2001 for the following purposes:

(1) To elect five directors of the Fund, to hold offices for the term indicated and until their successors shall have been elected and qualified; and

(2) To consider a new Investment Advisory Agreement between the Fund and Rafferty Capital Markets, LLC; and

(3) To ratify the appointment of PricewaterhouseCoopers LLP as the Independent certified public accountants of the Fund for the fiscal year ending December 31, 2001; and


(4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

With respect to these matters, the Soliciting Stockholder is soliciting a proxy to vote your shares:

        IN FAVOR of the election of the individuals whom the Soliciting Stockholder intends to nominate for election as directors of the Fund.

The Soliciting Stockholder is making no recommendation on the proposal to consider a new Investment Advisory Agreement. Shareholders should carefully study the information contained in the Fund's proxy materials to determine whether or not they believe that this change would be in their best interest and vote accordingly. If a shareholder returns the [GREEN] proxy card with no indication of how to vote on this matter, the Soliciting Stockholder will ABSTAIN on this proposal.

The Soliciting Stockholder is making no recommendation on how shares should be voted on the ratification of the selection of the Fund's independent accountants and will ABSTAIN if no preference is indicated.

How Proxies Will Be Voted

All of the proposals scheduled by the Fund to be voted on at the meeting are included in the enclosed [GREEN] proxy card. If you wish to vote IN FAVOR of these nominees, and/or FOR or AGAINST any of the other proposals, you may do so by completing and returning a [GREEN] proxy card.

If you return a [GREEN] proxy card to the Soliciting Stockholder or its agent, your shares will be voted on each matter as you indicate. If you do not indicate how your shares are to be voted on a matter, they will be voted as follows:

-FOR the election of the nominees named in this proxy.

-Regarding the Investment Advisory Agreement, the shares will be voted
ABSTAIN.

-Regarding the Independent Accountants, the shares will be voted ABSTAIN.

All other proposals introduced at the meeting will be voted ABSTAIN.
The proxies may also temporarily decline to attend the Meeting, thereby possibly preventing a quorum, in order to solicit additional proxies or, if they deem it to be in the interest of the shareholders, for any other legal reason.


Voting Requirements

Only stockholders of record on the Record Date are entitled to vote at the meeting. According to the Fund's proxy statement, as of February 20, 2001, there were 2,169,091 issued and outstanding shares of common stock of the Fund. Stockholders will be entitled to one vote for each share held. Only stockholders of record at the close of business on February 20, 2001 will be entitled to vote at the Meeting. Directors of the Fund are elected by a plurality of the votes cast.

In tallying stockholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting, but neither abstentions nor broker non-votes will be considered votes cast for any purposes at the Meeting. The five nominees receiving the largest number of votes will be elected to serve as director of the Fund.

If a quorum is not present at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. The proxies may also propose an adjournment for other reasons. Any adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy. If an adjournment of the meeting is proposed, the person named as proxy on the [GREEN] proxy card will vote for or against such adjournment in his discretion.

Revocation of Proxies

You may revoke any proxy you give to management or the Soliciting Stockholder at any time prior to its exercise in the following ways:

Deliver a written revocation of your proxy to the Secretary of the Fund;

Execute and deliver a later dated proxy to the Soliciting Stockholder or to the Fund or our respective agents; or

Vote in person at the meeting. (Attendance at the meeting will not in and of itself revoke a proxy.)

There is no limit on the number of times you may revoke your proxy prior to the meeting. Only the latest dated, properly signed proxy card will be counted.


INFORMATION CONCERNING THE SOLICITING STOCKHOLDER

The address of the Soliciting Stockholder is One West Pack Square, Suite 750, Asheville, NC 28801.

As of the Record Date, the Soliciting Stockholder had the beneficial ownership of 501 shares of Common Stock of the Fund.

Exhibit 1 to this proxy statement contains a schedule showing the purchases and sales of Common Stock of the Fund by the Soliciting Stockholder within the past two years.

There are no contracts, arrangements, or understandings of any kind between the Soliciting Stockholder and any other person with respect to how shares of the Fund owned by that person might be voted.

REASONS FOR THE SOLICITATION

For many months, the Fund has traded at a substantial discount to net asset value per share ("NAV"). The Soliciting Stockholder believes that, in spite of some improvement due to market conditions, effective measures have not been taken by the investment manager nor has there been effective direction by the current Board to deal with this persistent problem. For this reason, the purpose of this proxy is to solicit your vote to elect Ralph W. Bradshaw, Gary A. Bentz, Andrew Strauss, Glenn W. Wilcox, Sr. and Scott B. Rogers, respectively, to the Board of Directors.

I believe that the election of Messrs. Bradshaw, Bentz, Strauss, Wilcox and Rogers, respectively, as directors will provide stockholders with an independent voice on important matters affecting the Fund. Their election may give the Board a new perspective and may help assure that measures intended to benefit stockholders are more actively considered. The measures that we expect to advocate may include but are not limited to:

     - Improving yield and increasing NAV of the Fund's shares through aggressive, periodic buybacks of shares in the market; and

     - Considering actions to reduce or eliminate the discount to NAV, which may include tender offers, payout policies, or other methods of enhancing stockholder value; and

     - Seeking greater stockholder guidance to the Board, enhancing its ability to act in the best interests of stockholders.

If you share these goals, I urge you to vote, using the enclosed [GREEN] proxy card.

CERTAIN CONSIDERATIONS

In deciding whether to give the Soliciting Stockholder your proxy, you should consider the following information.

Even if his nominees are elected, there can be no assurance that the full Board of Directors will take any actions that he may advocate or that such actions, if taken, will achieve their intended goals

Implementation of certain Board actions may require stockholder approval, and no assurance can be given that such approval will be obtained. In addition, various costs, which would be borne indirectly by stockholders, may be associated with certain actions, including but not limited to those associated with holding a special meeting of stockholders.

The Soliciting Stockholder believes that all stockholders of the Fund will benefit if any actions taken to improve stockholder value or to reduce or eliminate the discount from NAV are successful. The Soliciting Shareholder and his nominees will give careful consideration to adopting any or all of the measures outlined above and will make a final determination based on the benefits to the Fund and its shareholders as such compare to the costs and risks, if any, of the implementation of any of these measures. Additionally, the Soliciting Shareholder may seek guidance from Fund shareholders identified by Form 13D and Form 13G filings.

ELECTION OF DIRECTORS

There are five members in the current Board of Directors.

At the meeting, stockholders will have the opportunity to elect five persons as directors of the Fund to serve until the next Annual Meeting and until their successors shall have been elected and qualified.


The Soliciting Stockholder intends to nominate Ralph W. Bradshaw, Gary A. Bentz, Andrew Strauss, Glenn W. Wilcox, Sr. and Scott B. Rogers, respectively, for election as directors of the Fund to serve until the Fund's annual meeting in 2002. Information about the nominees is as follows:


Name, Business Address     Age  Principal Business Occupations

Ralph W. Bradshaw          50   President, Director and shareholder of
One West Pack Square,           Cornerstone Advisors, Inc.; Financial
Suite 750                       Consultant for the past five years;
Asheville, NC 28801             Vice President, Deep Discount Advisors,
                                Inc. (1993-1999); Director of The
                                Austria Fund, Inc., Cornerstone
                                Strategic Return Fund, Inc., Clemente
                                Strategic Value Fund, Inc., and
                                Progressive Return Fund, Inc., all
                                NYSE-listed closed-end funds


Gary A. Bentz              44   Vice President, Treasurer, Director and
One West Pack Square            shareholder of Cornerstone Advisors,
Suite 750                       Inc.; Independent Financial,
Asheville, NC 28801             Accounting, and Investment Consultant
                                and Certified Public Accountant for the
                                past five years; Vice President, Deep
                                Discount Advisors (1993-2000); Director
                                of The Austria Fund, Inc., Former
                                Director Clemente Strategic Value Fund,
                                Inc. and Cornerstone Strategic Return
                                Fund, Inc.

Andrew Strauss          45      Attorney and senior member of Strauss &
77 Central Avenue,              Associates, P.A., attorneys, Asheville,
Suite F                         N.C.; previous President of White
Asheville, NC 28801             Knight Healthcare, Inc. and LMV
                                Leasing, Inc., a wholly owned
                                subsidiary of Xerox Credit Corporation;
                                Director of Clemente Strategic Value
                                Fund, Inc., Cornerstone Strategic
                                Return Fund, Inc., and Progressive
                                Return Fund, Inc.

Glenn W. Wilcox, Sr.     68    Chairman of the Board and Chief
Wilcox Travel                  Executive Officer of Wilcox Travel
One West Pack Square           Agency; Director, Champion Industries,
Suite 1700                     Inc.; Chairman, the Board of Blue Ridge
Asheville, NC 28801            Printing Co., Inc.; Chairman, Tower
                               Associates, Inc. (a real estate
                               venture), Member and Vice Chairman, the
                               Board of First Union National Bank;
                               Board Trustee and Vice Chairman,
                               Appalachian State University; Board
                               Trustee and Director, Mars Hill College;
                               Director of Clemente Strategic Value
                               Fund, Inc., Cornerstone Strategic Return
                               Fund, Inc. and Progressive Return Fund,
                               Inc.


Scott B. Rogers          44    Chief Executive Officer, Asheville
30 Cumberland Ave              Buncombe Community Christian Ministry;
Asheville, NC 28801            President, ABCCM Doctor's Medical
                               Clinic; Director, Southeastern
                               Jurisdiction Urban Networkers; Director,
                               A-B Vision Board, Appointee, NC
                               Governor's Commission on Welfare to
                               Work; Chairman, Recycling Unlimited;
                               Director, Interdenominational
                               Ministerial Alliance; Director of
                               Clemente Strategic Value Fund, Inc.,
                               Cornerstone Strategic Return Fund, Inc.
                               and Progressive Return Fund, Inc.


The Number of Shares Owned Directly or Indirectly as of February 20, 2001 is
 501.


The Fund's proxy contains details concerning compensation arrangements between the Fund and its officers.

Other than fees that may be payable by the Fund to its directors, the nominees named above have no arrangement or understanding with any person with respect to any future employment by the Fund or by any affiliate of the Fund.

The persons named as proxies in the enclosed [GREEN] proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote IN FAVOR of the election of the nominees named above. The nominees have consented to stand for election and to serve if elected. If any of the nominees are unable to serve, an event not now anticipated, the proxies will be voted for such other person(s), if any, as is designated by the persons named as proxies.

Information regarding the persons now serving as directors and officers of the Fund, and additional information regarding the Fund, is contained in the Fund's proxy statement.


PRINCIPAL HOLDERS OF VOTING SECURITIES

The Fund's proxy shows Deep Discount Advisors, Inc. and Ron Olin Investment Management Company as beneficial owners of 25.8% and 16.1% respectively of the Fund's outstanding shares. Ralph Bradshaw and Gary A. Bentz are former employees and consultants to Deep Discount Advisors. They have been consultants to Ron Olin Investment Management Company for more than five years. Neither company is a party to this solicitation and, as passive investors in the Fund's shares, they are not endorsing the candidacy of any of the Soliciting Stockholder's nominees. The Soliciting Stockholder knows of no other person who owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund that is not disclosed in the Fund's proxy statement.

According to the Fund's proxy statement, the directors and officers of the Fund, as a group owned less than 1% of the outstanding shares of the Fund.

THE SOLICITATION

Ralph W. Bradshaw, the Soliciting Stockholder, is making this solicitation.

Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the enclosed [GREEN] proxy card to the beneficial owners of shares of Common Stock for whom they hold shares of record. The Soliciting Stockholder will reimburse these organizations for their reasonable out-of-pocket expenses.

The Soliciting Stockholder will bear all of the fees and expenses related to this proxy solicitation.

The Soliciting Stockholder is not and, within the past year, has not been a party to any contract, arrangement or understanding with any person with respect to any securities of the Fund. In addition, there is no arrangement or understanding involving the Soliciting Stockholder which relates to future employment by the Fund or any future transaction with the Fund.

If you have any questions concerning this proxy solicitation or the procedures to be followed to execute and deliver a proxy, please contact the Soliciting Stockholder at 828-255-4833.


ADDITIONAL PROPOSALS

The Soliciting Stockholder knows of no business that will be presented for consideration at the meeting other than that set forth in this proxy statement and in the Fund's proxy statement. If any other matters are properly presented for consideration at the meeting, it is the intention of the persons named as proxies on the enclosed [GREEN] proxy card to ABSTAIN.

The date by which a stockholder must submit a proposal to be presented at the 2002 Annual Meeting of Stockholders is set forth in the Fund's proxy statement.

Dated: March 23, 2001


EXHIBIT 1   Purchases and Sales of Excelsior Income Shares, Inc. Shares

SECURITIES OF THE FUND PURCHASED OR SOLD WITHIN THE PAST TWO YEARS BY THE SOLICITING STOCKHOLDER


Date              Number of Shares Purchased

3/9/00               1
5/5/00             500


                                PROXY CARD

                        PROXY SOLICITED IN OPPOSITION
                       TO THE BOARD OF DIRECTORS OF THE
                         EXCELSIOR INCOME SHARES, INC.

                             BY RALPH W. BRADSHAW
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 17, 2001

The undersigned hereby appoints Thomas R. Westle and Ralph W. Bradshaw, and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Stockholders of the Excelsior Income Shares, Inc. (the "Fund") and to vote all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Fund located at 114 West 47th Street, Conference Room 14B, New York, New York on April 17, 2001 at 11 a.m. (eastern time), and any adjournment or adjournments thereof. Properly executed proxies will be voted (or the vote on such matters may be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors ABSTAIN as to any other matters. Please refer to the Proxy Statement for a discussion of the proposals.

(INSTRUCTIONS:  Mark votes by placing an "x" in the appropriate [    ].)

1.   To elect five (5) Directors to the Fund's Board of Directors.
     The nominees are:

     RALPH W. BRADSHAW       FOR THE NOMINEE [   ]        WITHHOLD [   ]

     GARY A. BENTZ           FOR THE NOMINEE [   ]        WITHHOLD [   ]

     ANDREW STRAUSS          FOR THE NOMINEE [   ]        WITHHOLD [   ]

     GLENN W. WILCOX, SR.    FOR THE NOMINEE [   ]        WITHHOLD [   ]

     SCOTT B. ROGERS         FOR THE NOMINEE [   ]        WITHHOLD [   ]


THE SOLICITING STOCKHOLDER URGES YOU TO VOTE "FOR" THE ELECTION OF THESE
NOMINEES.

2. To approve a new Investment Management Agreement between the Fund and Rafferty Capital Markets, LLC.

     FOR  [   ]     AGAINST  [   ]          ABSTAIN  [   ]

THE SOLICITING STOCKHOLDER HAS NO RECOMMENDATION ON THIS PROPOSAL AND, IF NO PREFERENCE IS INDICATED, WILL VOTE "ABSTAIN" ON THIS PROPOSAL.

3. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ending December 31, 2001.

     FOR  [   ]      AGAINST  [   ]          ABSTAIN  [   ]

THE SOLICITING STOCKHOLDER HAS NO RECOMMENDATION ON THIS PROPOSAL AND, IF NO PREFERENCE IS INDICATED, THE PROXYHOLDERS WILL VOTE "ABSTAIN" ON THIS PROPOSAL.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     FOR  [   ]       AGAINST  [   ]         ABSTAIN  [   ]

ANY AND ALL OTHER PROPOSALS WILL BE VOTED BY THE PROXYHOLDERS AS "ABSTAIN". THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED MARCH 23, 2001, OF RALPH W. BRADSHAW AND THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE EXECUTED BY THE UNDERSIGNED RELATING TO THE SUBJECT MATTER HEREOF
AND CONFIRMS ALL THAT THE PROXIES MAY LAWFULLY DO BY VIRTUE HEREOF.


(IMPORTANT     -     PLEASE FILL IN DATE)
This proxy card is provided by Ralph W. Bradshaw, a stockholder of the Fund. Please sign exactly as your name appears hereon or on proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other duly authorized officer.


If a partnership, please sign in partnership name by authorized person.


SIGNATURE(S)_____________________________________________Dated:____________

Please sign as registered and return promptly in the enclosed envelope. Executors, trustees and other signing in a representative capacity should include their names and the capacity in which they sign.